Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
March 31, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable United States and European locations. Our portfolio is currently made up of 16 properties totaling 7,862 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
37
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee
Kenneth Fisher
Director

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
Stephen M. Briggs
Senior Vice President, Chief Accounting Officer (Principal Accounting Officer)
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Gregory A. Brenner
Vice President, Controller
Eric D. Hassberger
Vice President, Asset Management and Acquisitions
James L. Porter
Vice President, Internal Audit
Jonathan P. Stanner
Vice President, Capital Markets, Acquisitions and Treasurer
George T. Stowers
Vice President, Design and Construction

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	March 31, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	205,793	205,793
Operating partnership units outstanding	797	797
Restricted stock units outstanding	1,619	1,619
Combined shares and units outstanding	208,209	208,209
Common stock price at end of period	$10.19	$10.19
Common equity capitalization	$2,121,650	$2,121,650
Preferred equity capitalization (at $25.00 face value)	186,078	186,078
Preferred stock redemption liability	103,704	103,704
Consolidated debt	1,193,755	1,193,755
Pro rata share of unconsolidated debt	172,900	—
Pro rata share of consolidated debt	(132,791)	—
Cash and cash equivalents	(166,892)	(166,892)
Total enterprise value	$3,478,404	$3,438,295
Net Debt / Total Enterprise Value	33.7%	32.9%
Preferred Equity / Total Enterprise Value	5.3%	5.4%
Common Equity / Total Enterprise Value	61.0%	61.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Revenues:
Rooms	$103,100	$98,264
Food and beverage	70,017	62,057
Other hotel operating revenue	20,239	19,659
Lease revenue	1,299	1,200
Total revenues	194,655	181,180
Operating Costs and Expenses:
Rooms	33,707	31,763
Food and beverage	54,603	51,550
Other departmental expenses	53,579	51,181
Management fees	5,778	5,010
Other hotel expenses	15,678	14,889
Lease expense	1,258	1,176
Depreciation and amortization	22,205	24,908
Corporate expenses	7,193	5,763
Total operating costs and expenses	194,001	186,240
Operating income (loss)	654	(5,060)
Interest expense	(18,274)	(19,663)
Interest income	27	10
Equity in earnings of unconsolidated affiliates	4,445	1,345
Foreign currency exchange gain (loss)	2	(86)
Gain on consolidation of affiliate	78,117	—
Other income, net	423	132
Income (loss) before income taxes and discontinued operations	65,394	(23,322)
Income tax expense	(39)	(13)
Income (loss) from continuing operations	65,355	(23,335)
Income from discontinued operations, net of tax	158,435	1,989
Net Income (Loss)	223,790	(21,346)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(849)	87
Net loss attributable to the noncontrolling interests in consolidated affiliates	4,041	3,852
Net Income (Loss) Attributable to SHR	226,982	(17,407)
Preferred shareholder dividends	(9,824)	(6,041)
Net Income (Loss) Attributable to SHR Common Shareholders	$217,158	$(23,448)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.29	$(0.12)
Income from discontinued operations attributable to SHR common shareholders	0.76	0.01
Net income (loss) attributable to SHR common shareholders	$1.05	$(0.11)
Weighted average shares of common stock outstanding	206,983	206,981
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.25	$(0.13)
Income from discontinued operations attributable to SHR common shareholders	0.72	0.01
Net income (loss) attributable to SHR common shareholders	$0.97	$(0.12)
Weighted average shares of common stock outstanding	219,368	218,710

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014 and December 31, 2013
Consolidated Balance Sheets
(in thousands, except share data)

	March 31, 2014	December 31, 2013
Assets
Investment in hotel properties, net	$2,033,812	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $6,158 and $11,753	3,877	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	76,779	104,973
Cash and cash equivalents	166,892	73,655
Restricted cash and cash equivalents	81,698	75,916
Accounts receivable, net of allowance for doubtful accounts of $486 and $606	52,691	39,660
Deferred financing costs, net of accumulated amortization of $11,539 and $12,354	6,800	8,478
Prepaid expenses and other assets	32,572	35,600
Total assets	$2,493,249	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,161,263	$1,163,696
Bank credit facility	30,000	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	203,699	189,889
Preferred stock redemption liability	103,704	—
Distributions payable	2,277	—
Deferred tax liabilities	45,957	46,137
Total liabilities	1,546,900	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	8,124	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $95,693 in the aggregate)	92,489	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 205,792,726 and 205,582,838 shares of common stock issued and outstanding)	2,058	2,056
Additional paid-in capital	1,696,148	1,705,306
Accumulated deficit	(1,007,970)	(1,234,952)
Accumulated other comprehensive loss	(22,328)	(41,445)
Total SHR’s shareholders’ equity	847,461	710,513
Noncontrolling interests in consolidated affiliates	90,764	92,355
Total equity	938,225	802,868
Total liabilities, noncontrolling interests and equity	$2,493,249	$2,337,151

Discontinued Operations
(in thousands)
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the three months ended March 31, 2014:

Hotel	Location	Date Sold	Sales Proceeds
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$203,197,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$208,306,000	(a)

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $96,156,000.

The following is a summary of income from discontinued operations for the three months ended March 31, 2014 and 2013 (in thousands):

	Three Months Ended March 31,
	2014	2013
Hotel operating revenues	$17,767	$20,287
Operating costs and expenses	11,485	13,722
Depreciation and amortization	1,275	2,310
Total operating costs and expenses	12,760	16,032
Operating income	5,007	4,255
Interest expense	(1,326)	(1,823)
Interest income	2	2
Loss on early extinguishment of debt	(272)	—
Foreign currency exchange gain	32	326
Income tax expense	(833)	(771)
Gain on sale, net of tax	155,825	—
Income from discontinued operations	$158,435	$1,989

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Investments in Unconsolidated Affiliates
(in thousands)
We have a 36.4% ownership interest in the Hotel del Coronado hotel that we account for using the equity method of accounting. We had a 50.0% ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% ownership interest on March 31, 2014. For purposes of this analysis, the operating results reflect the 50.0% ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended March 31, 2014			Three Months Ended March 31, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$34,042	$35,006	$69,048	$30,330	$30,956	$61,286
Property EBITDA (100%)	$9,559	$13,191	$22,750	$7,874	$9,569	$17,443
Equity in (losses) earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$3,351	$6,595	$9,946	$2,864	$4,785	$7,649
Depreciation and amortization	(1,955)	(1,551)	(3,506)	(1,865)	(1,840)	(3,705)
Interest expense	(1,900)	(168)	(2,068)	(2,490)	(194)	(2,684)
Other expenses, net	(4)	(30)	(34)	(16)	(8)	(24)
Income taxes	230	—	230	94	—	94
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
EBITDA Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
Depreciation and amortization	1,955	1,551	3,506	1,865	1,840	3,705
Interest expense	1,900	168	2,068	2,490	194	2,684
Income taxes	(230)	—	(230)	(94)	—	(94)
EBITDA Contribution	$3,347	$6,565	$9,912	$2,848	$4,777	$7,625
FFO Contribution:
Equity in (losses) earnings of unconsolidated affiliates	$(278)	$4,846	$4,568	$(1,413)	$2,743	$1,330
Depreciation and amortization	1,955	1,551	3,506	1,865	1,840	3,705
FFO Contribution	$1,677	$6,397	$8,074	$452	$4,583	$5,035

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Investments in Unconsolidated Affiliates (Continued)
(in thousands)

Debt	Interest Rate	Spread over LIBOR	Loan Amount	Maturity (a)
Hotel del Coronado
CMBS Mortgage and Mezzanine	3.80%	365 bp	$475,000	March 2018
Cash and cash equivalents			(9,799)
Net Debt			$465,201

(a)	Includes extension options.

Caps	Effective Date	LIBOR Cap Rate	Notional Amount	Maturity
Hotel del Coronado
CMBS Mortgage and Mezzanine Loan Caps	March 2013	3.00%	$475,000	March 2015

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Leasehold Information
(in thousands)

	Three Months Ended March 31,
	2014	2013
Marriott Hamburg:
Property EBITDA	$1,512	$1,396
Revenue (a)	$1,299	$1,200

Lease expense	(1,258)	(1,176)
Less: Deferred gain on sale-leaseback	(53)	(51)
Adjusted lease expense	(1,311)	(1,227)

Comparable EBITDA contribution from leasehold	$(12)	$(27)

Security Deposit (b):	March 31, 2014	December 31, 2013
Marriott Hamburg	$2,616	$2,611

(a)	For the three months ended March 31, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, with the exception of impairment of depreciable real estate. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended March 31,
	2014	2013
Net income (loss) attributable to SHR common shareholders	$217,158	$(23,448)
Depreciation and amortization—continuing operations	22,205	24,908
Depreciation and amortization—discontinued operations	1,275	2,310
Interest expense—continuing operations	18,274	19,663
Interest expense—discontinued operations	1,326	1,823
Income taxes—continuing operations	39	13
Income taxes—discontinued operations	833	771
Income taxes—sale of assets	20,451	—
Noncontrolling interests	849	(87)
Adjustments from consolidated affiliates	(3,675)	(3,554)
Adjustments from unconsolidated affiliates	5,290	6,316
Preferred shareholder dividends	9,824	6,041
EBITDA	293,849	34,756
Realized portion of deferred gain on sale-leaseback	(53)	(51)
Gain on consolidation of affiliate	(78,117)	—
Gain on sale of assets—discontinued operations	(176,276)	—
Loss on early extinguishment of debt—discontinued operations	272	—
Foreign currency exchange (gain) loss—continuing operations (a)	(2)	86
Foreign currency exchange gain—discontinued operations (a)	(32)	(326)
Activist shareholder costs	1,533	—
Comparable EBITDA	$41,174	$34,465

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended March 31,
	2014	2013
Net income (loss) attributable to SHR common shareholders	$217,158	$(23,448)
Depreciation and amortization—continuing operations	22,205	24,908
Depreciation and amortization—discontinued operations	1,275	2,310
Corporate depreciation	(123)	(131)
Gain on consolidation of affiliate	(78,117)	—
Gain on sale of assets, net of tax—discontinued operations	(155,825)	—
Realized portion of deferred gain on sale-leaseback	(53)	(51)
Noncontrolling interests adjustments	(98)	(127)
Adjustments from consolidated affiliates	(1,835)	(1,641)
Adjustments from unconsolidated affiliates	3,506	3,706
FFO	8,093	5,526
Redeemable noncontrolling interests	947	40
FFO—Fully Diluted	9,040	5,566
Non-cash mark to market of interest rate swaps—continuing operations	(2,294)	(2,298)
Non-cash mark to market of interest rate swaps—discontinued operations	—	(746)
Loss on early extinguishment of debt—discontinued operations	272	—
Foreign currency exchange (gain) loss—continuing operations (a)	(2)	86
Foreign currency exchange gain—discontinued operations (a)	(32)	(326)
Activist shareholder costs	1,533	—
Excess of redemption liability over carrying amount of Series A Preferred Stock	3,709	—
Comparable FFO	$12,226	$2,282
Comparable FFO per fully diluted share	$0.06	$0.01
Weighted average diluted shares (b)	209,583	209,895

(a)	Foreign currency exchange gains or losses applicable to third-party and inter-company debt and certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
North Beach Venture	5.00%	Fixed	$1,469	January 2015
Bank credit facility (c)	3.15%	300 bp	30,000	June 2015
Fairmont Scottsdale Princess (d)	0.51%	36 bp	117,000	April 2015
Four Seasons Washington, D.C.	3.30%	315 bp	130,000	July 2016
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (e)	4.50% / 10.00%	400 bp / Fixed	89,306	December 2017
InterContinental Miami	3.65%	350 bp	85,000	July 2018
Loews Santa Monica Beach Hotel	4.00%	385 bp	108,500	July 2018
InterContinental Chicago	5.61%	Fixed	143,943	August 2021
			1,193,756
Unamortized discount (d)			(2,493)
			$1,191,263

(a)
Spread over LIBOR (0.15% at March 31, 2014). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. Interest on the Hyatt Regency La Jolla loan is subject to a 0.50% LIBOR floor.

(b)	Includes extension options.

(c)	On April 25, 2014, the Company entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(d)
On March 31, 2014, the Company acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, increasing its equity ownership to 100.0%. In connection with the acquisition, the Company consolidated the hotel and assumed the mortgage loan secured by the Fairmont Scottsdale Princess hotel. The Company recorded the mortgage loan at its fair value, which included a debt discount of $2,493,000. The discount will be amortized on a straight-line basis through the loan's maturity date of April 2015 and will be included in interest expense in the consolidated statements of operations.

(e)	Interest on $72,000,000 is payable at LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,306,000 is payable at a fixed rate of 10.00%.
Interest Rate Swaps (f)

Swap Effective Date	Fixed Pay Rate Against LIBOR	Notional Amount	Maturity
February 2010	4.90%	$100,000	September 2014
February 2010	4.96%	100,000	December 2014
December 2010	5.23%	100,000	December 2015
February 2011	5.27%	100,000	February 2016
	5.09%	$400,000

(f) All interest rate swaps were terminated in April 2014 for $22,700,000.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014 (remainder)	$3,279
2015	154,498
2016	139,783
2017	577,037
2018	185,015
Thereafter	134,144
1,193,756
Unamortized discount	(2,493)
$1,191,263

Percent of fixed rate debt including swaps	72.5%
Weighted average interest rate including swaps (g)	6.16%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	3.67

 (g) Excludes the amortization of deferred financing costs and the amortization of the interest rate swap costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

Portfolio Data
Portfolio at March 31, 2014
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	1st QTR 2014 Property EBITDA	% of 1st QTR 2014 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$5,997	13%
InterContinental Chicago	Chicago, IL	792	10%	(688)	(2)%
Hotel del Coronado (a)	Coronado, CA	757	10%	3,477	7%
Fairmont Chicago	Chicago, IL	687	9%	(2,140)	(5)%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	6,595	14%
InterContinental Miami	Miami, FL	641	8%	9,350	20%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	(479)	(1)%
Hyatt Regency La Jolla (d)	La Jolla, CA	419	5%	191	—%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	5,520	12%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	(638)	(1)%
Loews Santa Monica Beach Hotel	Santa Monica, CA	342	5%	3,660	8%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	1,192	3%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	1,904	4%
Four Seasons Silicon Valley	East Palo Alto, CA	200	3%	1,795	4%
Four Seasons Jackson Hole	Teton Village, WY	124	2%	4,508	10%
Total United States		7,584	97%	40,244	86%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
Assets Sold:
Marriott London Grosvenor Square (f)	London, England	—	—%	2,891	6%
Four Seasons Punta Mita Resort (g)	Punta Mita Mexico	—	—%	3,642	8%
Total Assets Sold		—	—%	6,533	14%
		7,862	100%	46,777	100%

(a)
We account for this investment under the equity method of accounting and record equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA has been calculated based on our 36.4% ownership interest.

(b)
Prior to March 31, 2014, we accounted for this investment under the equity method of accounting and recorded equity in earnings of the unconsolidated affiliate in our consolidated statements of operations. Property EBITDA was calculated based on our 50.0% ownership interest. On March 31, 2014 we acquired the remaining 50.0% ownership interest in this investment; we now own 100.0% of this hotel. We have consolidated this hotel and no longer account for this investment using the equity method of accounting. For purposes of this analysis, Property EBITDA and the percentage of Property EBITDA calculations above reflect the 50.0% ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

(c)	On September 14, 2012, we purchased a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

(f)
On March 31, 2014, we sold this hotel; therefore, the results of operations have been included in income from discontinued operations, net of tax for the three months ended March 31, 2014 and 2013. However, for purposes of this comparison, Property EBITDA and the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

(g)
On February 28, 2014, we sold our interest in this property; therefore, the results of operations have been included in income from discontinued operations, net of tax for the three months ended March 31, 2014 and 2013. However, for purposes of this comparison, Property EBITDA and the percentage of Property EBITDA calculation above reflects operating results before they were reclassified to discontinued operations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2013
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at March 31, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total European portfolio is derived from our hotel portfolio at March 31, 2014, consisting of all properties located in Europe. The operating results of the Marriott London Grosvenor Square hotel are included in income from discontinued operations for the three months ended March 31, 2014. However, for purposes of this analysis, we have included the operating results of the Marriott London Grosvenor Square hotel in the total European portfolio in the table below. We have not included the operating results of the Four Seasons Punta Mita Resort in a North American or Mexican portfolio below since we did not own this property for the full three months ended March 31, 2014 and the results of the periods of ownership are not comparative.

United States Hotels (as of March 31, 2014)
Total property revenues - 15 Properties and 7,584 Rooms

	Three Months Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	Total
Total property revenues	287,897	283,848	287,176	$262,402	1,121,323
Total property seasonality %	25.7%	25.3%	25.6%	23.4%	100.0%

European Hotels (as of March 31, 2014)
Total property revenues - 2 Properties and 515 Rooms

	Three Months Ended
	June 30, 2013	September 30, 2013	December 31, 2013	March 31, 2014	Total
Total property revenues	$15,424	$14,749	$16,640	$12,891	$59,704
Total property seasonality %	25.8%	24.7%	27.9%	21.6%	100.0%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at March 31, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel. The Total European portfolio is derived from our hotel portfolio at March 31, 2014, consisting of all properties located in Europe. For purposes of this analysis, we have included the operating results of the Marriott London Grosvenor Square hotel, which is included in income from discontinued operations, in the Total European portfolio because we owned the property for the full three months ended March 31, 2014. We have not included the operating results of the Four Seasons Punta Mita Resort because we did not own this property for the full three months ended March 31, 2014 and the results of the periods of ownership are not comparative.
Total United States Hotels (as of March 31, 2014)
15 Properties
7,584 Rooms

	Three Months Ended March 31,
	2014	2013	Change
ADR	$284.66	$270.76	5.1%
Average Occupancy	68.8%	68.1%	0.7	pts
RevPAR	$195.96	$184.41	6.3%
Total RevPAR	$384.39	$352.05	9.2%
Property EBITDA Margin	20.2%	18.0%	2.2	pts
Total European Hotels (as of March 31, 2014)
2 Properties
515 Rooms

	Three Months Ended March 31,
	2014	2013	Change
ADR	$246.35	$240.82	2.3%
Average Occupancy	77.0%	74.1%	2.9	pts
RevPAR	$189.62	$178.44	6.3%
Total RevPAR	$278.12	$251.29	10.7%
Property EBITDA Margin	34.2%	33.5%	0.7	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three months ended March 31, 2014 and 2013. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended March 31,
UNITED STATES HOTELS:	2014	2013	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$8,498	$9,340	(9.0)%
Property EBITDA	$(2,140)	$(969)	(120.8)%
Selected Operating Information:
Rooms	687	687	—
Average occupancy	45.9%	52.6%	(6.7)	pts
ADR	$160.55	$166.24	(3.4)%
RevPAR	$73.73	$87.41	(15.7)%
Total RevPAR	$137.43	$151.06	(9.0)%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 50% as of March 31, 2014 and 2013, respectively):
Total revenues	$35,006	$30,956	13.1%
Property EBITDA	$13,191	$9,569	37.9%
Selected Operating Information:
Rooms	649	649	—
Average occupancy	82.4%	84.9%	(2.5)	pts
ADR	$323.33	$292.79	10.4%
RevPAR	$266.44	$248.52	7.2%
Total RevPAR	$599.31	$529.98	13.1%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$15,870	$14,068	12.8%
Property EBITDA	$4,508	$3,797	18.7%
Selected Operating Information:
Rooms	124	124	—
Average occupancy	75.6%	74.5%	1.1	pts
ADR	$701.46	$654.92	7.1%
RevPAR	$530.43	$487.73	8.8%
Total RevPAR	$1,422.07	$1,260.61	12.8%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$8,770	$8,164	7.4%
Property EBITDA	$1,795	$1,498	19.8%
Selected Operating Information:
Rooms	200	200	—
Average occupancy	70.6%	76.3%	(5.7)	pts
ADR	$380.03	$317.01	19.9%
RevPAR	$268.30	$241.78	11.0%
Total RevPAR	$487.20	$453.53	7.4%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

	Three Months Ended March 31,
	2014	2013	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$14,392	$14,444	(0.4)%
Property EBITDA	$1,904	$2,749	(30.7)%
Selected Operating Information:
Rooms	222	222	—
Average occupancy	63.8%	64.4%	(0.6)	pts
ADR	$510.91	$573.94	(11.0)%
RevPAR	$326.13	$369.67	(11.8)%
Total RevPAR	$720.33	$722.90	(0.4)%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 36.4% as of March 31, 2014 and 2013, respectively):
Total revenues	$34,042	$30,330	12.2%
Property EBITDA	$9,559	$7,874	21.4%
Selected Operating Information:
Rooms	757	757	—
Average occupancy	62.6%	59.8%	2.8	pts
ADR	$354.25	$333.74	6.1%
RevPAR	$221.73	$199.61	11.1%
Total RevPAR	$499.66	$445.17	12.2%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$6,970	$8,546	(18.4)%
Property EBITDA	$191	$1,486	(87.1)%
Selected Operating Information:
Rooms	419	419	—
Average occupancy	50.0%	70.2%	(20.2)	pts
ADR	$179.97	$171.18	5.1%
RevPAR	$89.94	$120.13	(25.1)%
Total RevPAR	$184.83	$226.61	(18.4)%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$12,094	$10,806	11.9%
Property EBITDA	$(688)	$(1,540)	55.3%
Selected Operating Information:
Rooms	792	792	—
Average occupancy	63.1%	53.6%	9.5	pts
ADR	$140.70	$146.95	(4.3)%
RevPAR	$88.79	$78.83	12.6%
Total RevPAR	$169.67	$151.59	11.9%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

	Three Months Ended March 31,
	2014	2013	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$23,241	$20,716	12.2%
Property EBITDA	$9,350	$8,181	14.3%
Selected Operating Information:
Rooms	641	641	—
Average occupancy	92.2%	90.0%	2.2	pts
ADR	$257.51	$239.82	7.4%
RevPAR	$237.47	$215.93	10.0%
Total RevPAR	$402.85	$359.10	12.2%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$16,887	$16,084	5.0%
Property EBITDA	$(479)	$(1,348)	64.5%
Selected Operating Information:
Rooms	510	510	—
Average occupancy	75.3%	77.1%	(1.8)	pts
ADR	$353.83	$343.55	3.0%
RevPAR	$266.50	$264.78	0.6%
Total RevPAR	$367.19	$338.79	8.4%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$13,621	$11,746	16.0%
Property EBITDA	$3,660	$2,545	43.8%
Selected Operating Information:
Rooms	342	342	—
Average occupancy	88.4%	81.2%	7.2	pts
ADR	$341.16	$307.53	10.9%
RevPAR	$301.54	$249.63	20.8%
Total RevPAR	$442.54	$381.62	16.0%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$6,318	$6,827	(7.5)%
Property EBITDA	$(638)	$(245)	(160.4)%
Selected Operating Information:
Rooms	389	389	—
Average occupancy	50.2%	44.8%	5.4	pts
ADR	$132.74	$126.50	4.9%
RevPAR	$66.65	$56.62	17.7%
Total RevPAR	$180.47	$188.71	(4.4)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

	Three Months Ended March 31,
	2014	2013	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$12,833	$11,534	11.3%
Property EBITDA	$1,192	$666	79.0%
Selected Operating Information:
Rooms	261	261	—
Average occupancy	60.8%	55.4%	5.4	pts
ADR	$364.79	$352.31	3.5%
RevPAR	$221.62	$195.31	13.5%
Total RevPAR	$546.30	$491.00	11.3%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$19,624	$17,753	10.5%
Property EBITDA	$5,520	$4,473	23.4%
Selected Operating Information:
Rooms	396	396	—
Average occupancy	67.4%	61.0%	6.4	pts
ADR	$360.62	$367.66	(1.9)%
RevPAR	$242.88	$224.19	8.3%
Total RevPAR	$550.62	$498.11	10.5%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$34,237	$29,950	14.3%
Property EBITDA	$5,997	$4,625	29.7%
Selected Operating Information:
Rooms	1,195	1,195	—
Average occupancy	76.4%	74.2%	2.2	pts
ADR	$245.01	$227.83	7.5%
RevPAR	$187.10	$169.15	10.6%
Total RevPAR	$318.34	$278.47	14.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

	Three Months Ended March 31,
EUROPEAN HOTELS:	2014	2013	Change
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$5,150	$4,467	15.3%
Property EBITDA	$1,512	$1,396	8.3%
Selected Operating Information:
Rooms	278	278	—
Average occupancy	83.7%	73.9%	9.8	pts
ADR	$176.79	$170.28	3.8%
RevPAR	$147.99	$125.89	17.6%
Total RevPAR	$205.82	$178.52	15.3%

MARRIOTT LONDON GROSVENOR SQUARE
Selected Financial Information:
Total revenues	$7,741	$7,181	7.8%
Property EBITDA	$2,891	$2,503	15.5%
Selected Operating Information:
Rooms	—	—	—
Average occupancy	69.1%	74.3%	(5.2)	pts
ADR	$345.26	$323.17	6.8%
RevPAR	$238.46	$240.09	(0.7)%
Total RevPAR	$362.92	$336.65	7.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended March 31,
	2014		2013
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$(2,140)	$(2,140)	$(969)	$(969)
Fairmont Scottsdale Princess (a)	13,191	—	9,569	—
Four Seasons Jackson Hole	4,508	4,508	3,797	3,797
Four Seasons Silicon Valley	1,795	1,795	1,498	1,498
Four Seasons Washington, D.C.	1,904	1,904	2,749	2,749
Hotel del Coronado (a)	9,559	—	7,874	—
Hyatt Regency La Jolla	191	191	1,486	1,486
InterContinental Chicago	(688)	(688)	(1,540)	(1,540)
InterContinental Miami	9,350	9,350	8,181	8,181
JW Marriott Essex House Hotel	(479)	(479)	(1,348)	(1,348)
Loews Santa Monica Beach Hotel	3,660	3,660	2,545	2,545
Marriott Lincolnshire Resort	(638)	(638)	(245)	(245)
Ritz-Carlton Half Moon Bay	1,192	1,192	666	666
Ritz-Carlton Laguna Niguel	5,520	5,520	4,473	4,473
Westin St. Francis	5,997	5,997	4,625	4,625
Four Seasons Punta Mita Resort (b)	3,642	—	4,626	—
Marriott Hamburg (c)	1,512	41	1,396	24
Marriott London Grosvenor Square (d)	2,891	—	2,503	—
	$60,967	$30,213	$51,886	$25,942
Adjustments:
Corporate expenses		(7,193)		(5,763)
Interest income		27		10
Equity in earnings of unconsolidated affiliates		4,445		1,345
Foreign currency exchange gain (loss)		2		(86)
Gain on consolidation of affiliate		78,117		—
Other income, net		423		132
Income from discontinued operations		158,435		1,989
Depreciation expense—discontinued operations		1,275		2,310
Interest expense—discontinued operations		1,326		1,823
Income taxes—discontinued operations		833		771
Income taxes—sale of assets		20,451		—
Noncontrolling interest in consolidated affiliates		4,041		3,852
Adjustments from consolidated affiliates		(3,675)		(3,554)
Adjustments from unconsolidated affiliates		5,290		6,316
Other adjustments		(161)		(331)
EBITDA		$293,849		$34,756

(a)
We accounted for these properties under the equity method of accounting for the three months ended March 31, 2014 and 2013. Therefore, EBITDA related to our interest in these properties is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties. On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property.

(b)
On February 28, 2014, we sold our interest in this hotel. Therefore, its results of operations have been included in income from discontinued operations for the three months ended March 31, 2014 and 2013.

(c)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

(d)	On March 31, 2014, we sold this hotel. Therefore, its results of operations have been included in income from discontinued operations for the three months ended March 31, 2014 and 2013.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three Months Ended March 31, 2014 and 2013

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended March 31, 2014
	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$(2,140)	$—	$(2,140)
Four Seasons Silicon Valley	1,795	—	1,795
Four Seasons Washington, D.C.	1,904	—	1,904
Hyatt Regency La Jolla	191	(89)	102
InterContinental Chicago	(688)	—	(688)
InterContinental Miami	9,350	—	9,350
JW Marriott Essex House Hotel	(479)	235	(244)
Westin St. Francis	5,997	—	5,997
Total Urban Hotels	15,930	146	16,076
Resorts:
Fairmont Scottsdale Princess	13,191	(6,626)	6,565
Four Seasons Jackson Hole	4,508	—	4,508
Four Seasons Punta Mita Resort	3,642	—	3,642
Hotel del Coronado	9,559	(6,212)	3,347
Loews Santa Monica Beach Hotel	3,660	—	3,660
Marriott Lincolnshire Resort	(638)	—	(638)
Ritz-Carlton Half Moon Bay	1,192	—	1,192
Ritz-Carlton Laguna Niguel	5,520	—	5,520
Total Resorts	40,634	(12,838)	27,796
European Hotels:
Marriott Hamburg	1,512	(1,524)	(12)
Marriott London Grosvenor Square	2,891	—	2,891
Total European Hotels	4,403	(1,524)	2,879
	$60,967	$(14,216)	$46,751

	% of QTR Comparable EBITDA
Urban Hotels	34%
Resorts	60%
European Hotels	6%
Total	100%

Total United States Urban Hotels (as of March 31, 2014)
8 Properties
4,666 Rooms
	Three Months Ended March 31,
	2014	2013	Change
ADR	$249.27	$241.32	3.3%
Average Occupancy	68.5%	69.3%	(0.8)	pts
RevPAR	$170.71	$167.28	2.1%
Total RevPAR	$297.81	$280.06	6.3%
Property EBITDA Margin	12.7%	12.4%	0.3	pts

Total United States Resorts (as of March 31, 2014)
7 Properties
2,918 Rooms
	Three Months Ended March 31,
	2014	2013	Change
ADR	$340.51	$320.04	6.4%
Average Occupancy	69.4%	66.2%	3.2	pts
RevPAR	$236.33	$211.79	11.6%
Total RevPAR	$522.86	$467.10	11.9%
Property EBITDA Margin	26.9%	23.3%	3.6	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	March 31, 2014

2014 Guidance
(in millions, except per share data)

	Year Ended December 31, 2014
Operational Guidance	Low Range	High Range
Total United States Portfolio Total RevPAR growth	5.0%	7.0%
Total United States Portfolio RevPAR growth	5.0%	7.0%

	Year Ended December 31, 2014
Comparable EBITDA Guidance	Low Range	High Range
Net income attributable to common shareholders	$221.4	$241.4
Depreciation and amortization	118.4	118.4
Interest expense	76.8	76.8
Income taxes	2.0	2.0
Noncontrolling interests	1.1	1.1
Adjustments from consolidated affiliates	(16.1)	(16.1)
Adjustments from unconsolidated affiliates	17.2	17.2
Preferred shareholder dividends	17.6	17.6
Preferred stock redemption liability	3.7	3.7
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(155.8)	(155.8)
Gain on consolidation of affiliate	(78.1)	(78.1)
Other adjustments	2.0	2.0
Comparable EBITDA	$210.0	$230.0

	Year Ended December 31, 2014
Comparable FFO Guidance	Low Range	High Range
Net income attributable to common shareholders	$221.4	$241.4
Depreciation and amortization	117.5	117.5
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(155.8)	(155.8)
Gain on consolidation of affiliate	(78.1)	(78.1)
Noncontrolling interests	0.9	0.9
Adjustments from consolidated affiliates	(8.6)	(8.6)
Adjustments from unconsolidated affiliates	9.2	9.2
Interest rate swap OCI amortization	8.9	8.9
Preferred stock redemption liability	3.7	3.7
Impairment losses and other charges
Other adjustments	1.6	1.6
Comparable FFO	$120.5	$140.5
Comparable FFO per diluted share	$0.57	$0.67